EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MAY 30, 2018 TO

SUMMARY PROSPECTUS AND PROSPECTUS DATED JULY 31, 2017, AS SUPPLEMENTED

IMPORTANT NOTICE REGARDING CHANGE IN THE UNDERLYING INDEX USED FOR THE GLOBAL REAL ESTATE INDEX FUND’S INVESTMENT OBJECTIVE

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved a change in the Global Real Estate Index Fund’s (the “Fund”) underlying index from the FTSE® EPRA®/NAREIT® Global Index to the MSCI® ACWI® IMI Core Real Estate Index.

The Fund’s underlying index is being changed to the MSCI® ACWI® IMI Core Real Estate Index in order to better align the Fund’s underlying index with the investment adviser’s view of the investable universe in the real estate sector and to provide additional representation of real estate investment trusts and broader market capitalization. Correspondingly, the Fund’s (i) investment objective will be changed to reference the MSCI® ACWI® IMI Core Real Estate Index; and (ii) principal investment strategy will be changed so that the Fund will invest substantially all (at least 80%) of its net assets in equity securities included in the MSCI® ACWI® IMI Core Real Estate Index, in weightings that approximate the relative composition of the securities contained in the MSCI® ACWI® IMI Core Real Estate Index.

The MSCI® ACWI® IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The MSCI® ACWI® IMI Core Real Estate Index excludes companies, such as real estate services and real estate financing companies that do not own properties. As of April 30, 2018, the developed market countries included in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. As of April 30, 2018, the emerging market countries included in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

These changes will become effective on July 31, 2018. The Fund’s revised investment objective and principal investment strategies will be set forth in an updated prospectus and summary prospectus dated July 31, 2018.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	EQTY SPT (05/18)

NORTHERN FUNDS PROSPECTUS